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                                                                    EXHIBIT 32.2


                        CERTIFICATION OF CHIEF FINANCIAL
                          OFFICER OF HOLLY CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

          In connection with the accompanying report on Form 10-Q for the period ending September 30, 2003 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen J. McDonnell, Chief Financial Officer of Holly Corporation (the "Company") hereby certify that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 13, 2003                  s/ Stephen J. McDonnell
                                         --------------------------------------
                                         Stephen J. McDonnell
                                         Chief Financial Officer




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